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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 AUGUST 14, 2002

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                                 MIGRATEC, INC.
               (Exact name of registrant as specified in charter)


            Delaware                      000-28220              65-0125664

(State or Other Jurisdiction of          (Commission           (IRS Employer
        Incorporation)                  File Number)        Identification No.)


                           11494 LUNA ROAD, SUITE 100
                        FARMERS BRANCH, TEXAS 75234-9421
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 969-0300
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.    REGULATION FD DISCLOSURE

     On August 14, 2002, MigraTEC, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's report on Form 10-QSB for the quarter ended June 30, 2002 filed on August 14, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MIGRATEC, INC.


Date:  August 14, 2002                  By: /s/ T. Ulrich Brechbuhl
                                           -------------------------------------
                                           T. Ulrich Brechbuhl
                                           President and Chief Financial Officer




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